Exhibit 10.78

AMENDMENT NUMBER THREE TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NUMBER THREE TO SECURITIES PURCHASE AGREEMENT, dated as of April 01, 2015 (this “Amendment”), is entered into by and between OMNICOMM SYSTEMS, INC., a Delaware corporation with headquarters located at 2101 W. Commercial Blvd., Suite 3500, Ft. Lauderdale, FL 33309 (the “Company”), and the individual or entity named on an executed counterpart of the signature page hereto (each such signatory is referred to as a “Buyer”) (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer (each, an “Other Buyer”) under such agreement and the Transaction Agreements, as originally defined in the Securities Purchase Agreement dated December 31, 2009).

W I T N E S S E T H:

WHEREAS, the Company and the Buyer did execute and mutually deliver a Securities Purchase Agreement and Security Interest Agreement (the “Security Interest Agreement”) on December 31, 2009 (the “Purchase Agreement”); which was extended on June 30, 2011 with the document named “AMENDMENT NUMBER ONE TO SECURITIES PURCHASE AGREEMENT” and extended again on February 22, 2013 with the document named “AMENDMENT NUMBER TWO TO SECURITIES PURCHASE AGREEMENT”; and

WHEREAS, the Buyer wishes to extend the maturity date of monies lent to the Company, subject to and upon the terms and conditions of the Purchase Agreement and acceptance of this Addendum by the Company, the Purchase Price (as defined in the Purchase Agreement), the repayment of which was represented by 12% Convertible Debentures Series 09 of the Company (the “Debenture” or “Convertible Debenture” and collectively with all Other Buyers the “Debentures” or “Convertible Debentures”), which Convertible Debentures are convertible into shares of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the conditions of such Convertible Debentures, together with the Warrants (“Warrants”) (as defined in the Purchase Agreement) exercisable for the purchase of shares of Common Stock;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

The Buyer hereby agrees to:

1.	Extend the Maturity Date (“Maturity Date”) as defined in the Purchase Agreement to April 01, 2018, and

The Company hereby agrees to extend the expiration date of the Warrants related to the Convertible Debenture to April 01, 2018. Other than as expressly detailed in this Addendum, all other rights, responsibilities and obligations of Buyer and the Company as provided in the Purchase Agreement, Security Interest Agreement, Warrant and Debenture or Convertible Debenture dated December 31, 2009 will prevail and supersede the terms and conditions of this Addendum.

The Company acknowledges that the funds lent to the Company by Buyer under the Purchase Agreement came from a joint account in the name of Richard and Carolyn Danzansky, and that the original Debentures and Warrants should have been issued under the name of Richard Danzansky and Carolyn Danzansky, as Tenants by the Entirety, effective as of the date of issuance of such Debentures and Warrants.  In this regard, the Company acknowledges and agrees that all right, title and interest of Richard Danzansky in and to the Purchase Agreement, the Debentures and the Warrants has been transferred and assigned to Richard Danzansky and Carolyn Danzansky, as Tenants by the Entirety, as Buyer, effective as of February 22, 2013, and that effective as of such date, Richard Danzansky and Carolyn Danzansky, as Tenants by the Entirety, shall be the registered owner and holder of the rights under the Purchase Agreement, the Debentures and the Warrants, to the extent applicable to Buyer.

Exhibit 10.78

[ADDENDUM NUMBER THREE TO SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, with respect to the Purchase Price specified below, each of the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Addendum to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

PURCHASE PRICE:	$35,000.00

BUYER:

/s/ Richard Danzansky	/s/ Carolyn Danzansky

Richard Danzansky	Carolyn Danzansky
Printed Name of Buyer	Printed Name of Buyer

Address:

Telecopier No.

Printed Name and Title

Jurisdiction of Incorporation

or Organization

If the above Notice Address is not the Residence (for individual Buyer) or Principal Place of Business (for Buyer which is not an individual), such Residence or Principal Place of Business is:

COMPANY:

OMNICOMM SYSTEMS, INC.

By:	/s/ Thomas E. Vickers
Thomas E. Vickers
Chief Financial Officer